UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2003

Laser Mortgage Management, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-13563	22-3535916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mariner Mortgage Management, Inc. 780 Third Avenue, 16th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no., including area code (212) 758-2024

NA
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Laser Mortgage Management, Inc. (the “Registrant”) announced that it will make a partial liquidation distribution to its stockholders of $.50 per outstanding share of common stock.

Holders of record of the Registrant’s common stock as of March 31, 2003 will be entitled to receive the partial liquidation distribution. The payable date for the distribution has been set for April 8, 2003.

The complete text of the Registrant’s press release, dated March 20, 2003, is set forth as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

None.

(b) Pro Forma Financial Statements

None.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASER MORTGAGE MANAGEMENT, INC.

By:	/s/ CHARLES R. HOWE, II
Name:	Charles R. Howe, II
Title:	Chief Financial Officer, Treasurer and Secretary

Date: March 20, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 20, 2003.